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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 12, 1998
                                                  -----------------------------

                              Schuff Steel Company
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             (Exact name of registrant as specified in its charter)

           Delaware                000-22715                    86-0318760
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        State or other            (Commission                  (IRS Employer
jurisdiction of incorporation)    File Number)            Identification Number)

                    420 South 19th Avenue, Phoenix, AZ 85009
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                    (Address of principal executive offices)

Registrant's telephone number, including area code:  (602) 252-7787
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                                      NONE
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         (Former name or former address, if changed since last report)
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Item 5. Other Events
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     On May 12, 1998, Schuff Steel Company ("Schuff" or the "Company") reached a definitive agreement to acquire all of the issued and outstanding shares of capital stock of Addison Structural Services, Inc. ("Addison"). Information relating to the transaction and Addison is set forth in the Press Release attached as Exhibit 99.1.

Item 7. Exhibits
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          (a)  Exhibits

          Exhibit Number   Description
          --------------   -----------

          99.1 Press Release dated May 12, 1998 re: Acquisition of Addison


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SCHUFF STEEL COMPANY
                                            (Registrant)

Dated: May 26, 1998                    By: Kenneth F. Zylstra
                                          ------------------------------------
                                            Its: Vice President and
                                                 Chief Financial Officer
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                                 EXHIBIT INDEX
                                 -------------

Exhibit   Description
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99.1      Press Release dated May 12, 1998 re: Acquisition of Addison


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